UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2007
Red Trail Energy, LLC
(Exact Name of Registrant as Specified in Its Charter)

North Dakota	000-1359687	76-0742311

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
P.O. Box 11, 3682 Highway 8 South
Richardton, North Dakota 58652
(Address of Principal Executive Offices)(Zip Code)
701-974-3308
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On May 11, 2007, Red Trail Energy, LLC announced the resignation of Bonnie G. Eckelberg as Chief Financial Officer. Effective as of May 11, 2007, the Board has appointed James Highum with Greenway Consulting, Red Trail Energy’s existing management consulting firm, to serve as interim CFO until a new Chief Financial Officer has been hired.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Trail Energy, LLC
Date: May 11, 2007	By /s/ Mick Miller
	Name:	Mick Miller
	Title:	President